Quarterly Report
May 31, 2021
MFS®  Technology Fund
SCT-Q3

Portfolio of Investments
5/31/21 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Apparel Manufacturers – 0.0%
FIGS, Inc. (a)	33,464	$1,142,796
Brokerage & Asset Managers – 1.0%
Charles Schwab Corp.	130,998	$9,674,202
Tradeweb Markets, Inc.	135,551	11,356,463
		$21,030,665
Business Services – 11.2%
Clarivate PLC (a)	672,117	$20,190,395
Endava PLC, ADR (a)	235,281	24,135,125
FleetCor Technologies, Inc. (a)	57,068	15,661,742
Global Payments, Inc.	303,418	58,775,107
Nuvei Corp. (a)	207,606	15,545,537
Paya, Inc. (a)	1,075,446	10,668,424
PayPal Holdings, Inc. (a)	284,388	73,946,568
Verisk Analytics, Inc., “A”	32,112	5,549,917
WEX, Inc. (a)	77,544	15,191,645
		$239,664,460
Cable TV – 0.1%
Charter Communications, Inc., “A” (a)	3,045	$2,114,844
Computer Software – 24.3%
Adobe Systems, Inc. (a)	156,529	$78,981,403
AppLovin Corp. (a)	209,887	15,596,703
Asana, Inc. (a)	361,930	13,311,785
Atlassian Corp. PLC, “A” (a)	64,790	15,114,211
Autodesk, Inc. (a)	95,768	27,376,241
Bentley Systems, Inc., “B”	65,093	3,733,734
Black Knight, Inc. (a)	171,674	12,599,155
DoubleVerify Holdings, Inc. (a)	258,687	9,542,963
Eventbrite, Inc. (a)	421,926	8,565,098
Flywire Corp. (a)	98,619	3,386,576
Microsoft Corp. (s)	875,998	218,719,181
Ping Identity Holding Corp. (a)	202,356	4,878,803
Procore Technologies, Inc. (a)	33,413	2,887,551
Qualtrics International, “A” (a)	135,143	4,654,325
RAKUS Co. Ltd.	61,700	1,141,695
RingCentral, Inc. (a)	94,349	24,763,782
salesforce.com, inc. (a)	193,337	46,033,540
Topicus.com, Inc. (a)	68,165	4,354,202
Twilio, Inc., “A” (a)	32,586	10,948,896
Zendesk, Inc. (a)	105,978	14,482,954
		$521,072,798
Computer Software - Systems – 10.1%
Apple, Inc. (s)	347,535	$43,306,336
Constellation Software, Inc.	13,977	19,879,764
Descartes Systems Group, Inc. (a)	208,657	12,213,436
EPAM Systems, Inc. (a)	46,543	22,228,937
HubSpot, Inc. (a)	49,465	24,949,157
Q2 Holdings, Inc. (a)	121,059	11,492,131
ServiceNow, Inc. (a)	78,226	37,069,737
Square, Inc., “A” (a)	63,207	14,064,821
TransUnion	155,189	16,605,223

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Wix.com Ltd. (a)	55,232	$14,352,587
		$216,162,129
Consumer Services – 5.5%
Booking Holdings, Inc. (a)	32,576	$76,929,853
Lyft, Inc. (a)	269,006	15,357,552
Uber Technologies, Inc. (a)	482,685	24,534,879
		$116,822,284
Electronics – 9.8%
Advanced Micro Devices (a)	433,305	$34,699,064
KLA Corp.	93,399	29,597,209
Lam Research Corp.	55,513	36,075,123
Marvell Technology, Inc.	402,072	19,420,078
Micron Technology, Inc. (a)	320,551	26,971,161
NVIDIA Corp.	74,074	48,131,804
Skyworks Solutions, Inc.	83,618	14,215,060
		$209,109,499
Gaming & Lodging – 0.4%
DraftKings, Inc. (a)	180,460	$9,013,977
Internet – 16.1%
Alphabet, Inc., “A” (a)	52,198	$123,022,856
Facebook, Inc., “A” (a)	257,216	84,554,616
Farfetch Ltd., “A” (a)	513,936	23,810,655
Match Group, Inc. (a)	125,996	18,065,306
Mercadolibre, Inc. (a)	9,996	13,581,265
NetEase.com, Inc., ADR	196,449	23,167,231
Pinterest, Inc. (a)	258,618	16,887,755
Sea Ltd., ADR (a)	55,146	13,965,173
Tencent Holdings Ltd.	333,400	26,589,697
		$343,644,554
Leisure & Toys – 2.1%
Activision Blizzard, Inc.	267,426	$26,007,178
Take-Two Interactive Software, Inc. (a)	101,135	18,766,611
		$44,773,789
Medical & Health Technology & Services – 0.4%
Guardant Health, Inc. (a)	68,505	$8,502,841
Medical Equipment – 0.8%
Bio-Techne Corp.	27,252	$11,277,695
Maravai Lifesciences Holdings, Inc., “A” (a)	174,764	6,560,641
		$17,838,336
Other Banks & Diversified Financials – 6.9%
Mastercard, Inc., “A”	262,573	$94,678,572
Visa, Inc., “A”	234,226	53,239,570
		$147,918,142
Specialty Stores – 10.6%
ACV Auctions, Inc. (a)	92,720	$2,403,303
Amazon.com, Inc. (a)(s)	61,860	199,379,110
Chewy, Inc., “A” (a)	170,960	12,586,075
Pinduoduo, Inc., ADR (a)	44,031	5,498,591

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
ThredUp, Inc. (a)	284,495	$6,711,237
		$226,578,316
Total Common Stocks		$2,125,389,430
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 0.03% (v)	20,677,632	$20,677,632

Other Assets, Less Liabilities – (0.3)%		(5,657,292)
Net Assets – 100.0%		$2,140,409,770
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $20,677,632 and $2,125,389,430, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At May 31, 2021, the fund had cash collateral of $57,286 and other liquid securities with an aggregate value of $530,271 to cover any collateral or margin obligations for securities sold short.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
5/31/21 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,125,389,430	$—	$—	$2,125,389,430
Mutual Funds	20,677,632	—	—	20,677,632
Total	$2,146,067,062	$—	$—	$2,146,067,062
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$38,944,270	$288,267,988	$306,534,626	$238	$(238)	$20,677,632
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$17,722	$—
(3) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.